UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 16, 2014

Crumbs Bake Shop, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35220	27-1215274
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

110 West 40th Street, Suite 2100, New York, NY		10018
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 221-7105

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

As described in Item 1.03 of the Company’s Current Report on Form 8-K filed on July 16, 2014, Crumbs Holdings LLC (“Holdings”), Crumbs Bake Shop, Inc. (“Crumbs” and, together with Holdings, the “Company”), and certain of its subsidiaries commenced on July 11, 2014 Chapter 11 bankruptcy proceedings (the “Bankruptcy Proceeding”) in the United States Bankruptcy Court for the District of New Jersey (the “Bankruptcy Court”). Concurrent with the commencement of the Bankruptcy Proceeding, Lemonis Fischer Acquisition Company, LLC (“Lemonis Fischer Acquisition”) as a stalking horse bidder entered into an Asset Purchase Agreement, dated July 11, 2014 (the “APA”), with the Company pursuant to which Lemonis Fischer Acquisition will acquire substantially all the assets of the Company. Crumbs and its subsidiaries who commenced the Bankruptcy Proceeding are hereinafter referred to collectively, as the Debtors.

On July 16, 2014, the Bankruptcy Court entered an interim order (the Interim “DIP Order”) in the Bankruptcy Proceeding approving a debtor in possession loan by Lemonis Fischer Acquisition to the Debtors in an amount not to exceed $1,133,000, pursuant to a Superpriority Debtor-in-Possession Credit and Security Agreement, dated as of July 11. 2014 (the “DIP Credit Agreement”). Pursuant to the Interim Order, Lemonis Fischer Acquisition has made an initial advance of $200,000 to the Debtors under the DIP Credit Agreement. Subject to the terms of the DIP Credit Agreement, the balance of the funds available under the DIP Credit Agreement shall be available upon the entry of a final order by the Bankruptcy Court approving the DIP Credit Agreement.

The principal amounts outstanding under the DIP Credit Agreement bear interest at a rate of seven percent (7%) per annum. Loans outstanding under the DIP Credit Agreement will mature on the earlier of (i) September 8, 2014, (ii) the date of the closing of the sale of the Debtors’ assets pursuant to the Asset Purchase Agreement, and (iii) an Event of Default under the DIP Credit Agreement.

The Debtors’ obligations under the DIP Credit Agreement are secured by a lien covering substantially all of the Debtors’ assets, rights and properties, subject to certain exceptions set forth in the DIP Credit Agreement. The DIP Credit Agreement provides that all obligations outstanding under the DIP Credit Agreement constitute administrative expenses in the Chapter 11 Cases, with administrative priority and senior secured status under Sections 364(c) of the Bankruptcy Code and, subject to certain exceptions set forth in the DIP Credit Agreement, have priority over any and all administrative expense claims, unsecured claims and costs and expenses in the Chapter 11 Cases. The DIP Credit Agreement provides for a carve-out (the “Carve-Out”) with respect to the unpaid fees of the Clerk of the Bankruptcy Court and the United States Trustee (“UST”), and unpaid budgeted fees of professionals in the Bankruptcy Case subject to approval of the Bankruptcy Court.

The DIP Credit Agreement provides for affirmative and negative covenants, including affirmative covenants requiring the Debtors to provide financial information, budgets and other information to Lemonis Fischer Acquisition, and negative covenants restricting the Debtors’ ability to incur additional indebtedness, grant liens, dispose of assets, make investments, or take certain other actions, in each ease except as permitted in the DIP Credit Agreement. The Debtors’ ability to borrow under the DIP Credit Agreement is subject to the satisfaction of certain customary conditions precedent set forth herein.

The DIP Credit Agreement provides for certain customary events of default, including events of default resulting from non-payment of principal, interest or other amounts when due, material breaches of representations and warranties, breaches of covenants in the DIP Credit Agreement, conversion of the Bankruptcy Proceeding to a Chapter 7 case, the appointment of a trustee, an order lifting the automatic bankruptcy stay for amounts greater than $50,000 or entry of an order approving the sale of the Debtors assets to someone other than Lemonis Fischer Acquisition. Upon the existence of an event of default, upon five (5) business days’ notice to the Debtors, the UST and Bankruptcy Court, Lemonis Fischer Acquisition may declare all principal, interest and other amounts under the DIP Credit Agreement immediately due and payable, except that in the case of a payment default or the entry by the Bankruptcy Court of an order approving the sale of the Debtors’ assets to a party other than Lemonis Fischer Acquisition, the outstanding obligations under the DIP Credit Agreement shall be immediately due and payable without notice.

A copy of the DIP Credit Agreement is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference. The above description of the DIP Credit Agreement is qualified in its entirety by reference to the DIP Credit Agreement filed herewith.

This report contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Readers of this report should be aware of the speculative nature of forward-looking statements. Statements that are not historical in nature, including those that include the words “anticipate”, “estimate”, “plan”, “project”, “continuing”, “ongoing”, “target”, “aim”, “expect”, “believe”, “intend”, “may”, “will”, “should”, “could”, or the negative of those words and other comparable words, and any financial projections used in connection with any discussion of future plans, strategies, objectives, actions, or events identify forward-looking statements. Such statements include, among others, those concerning assumptions, expectations, predictions, intentions or beliefs about future events. These statements are based on the beliefs of the Company’s management as well as assumptions made by and information currently available to the Company and reflect the Company’s current views concerning future events. As such, they are subject to risks and uncertainties that could cause actual results or events to differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, among many others: the risk that the conditions to the closing under the APA will not be satisfied or waived by the parties; the risk that any projections, including earnings, revenues, expenses, synergies, margins or any other financial items that form the basis for management’s plans and assumptions will not be realized; the risks associated with the Company’s obligations to comply with applicable laws and government regulations; and general economic conditions. These and other risks are discussed in detail in the periodic reports that the Company files with the SEC, and investors are urged to review those periodic reports and the Company’s other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov, before making an investment decision. The Company assumes no obligation to update its forward-looking statements except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits filed with this report are listed in the Exhibit Index that immediately follow the signatures hereto, which Exhibit Index is incorporated herein by reference.

EXHIBIT INDEX

No.	Description

10.1	Superpriority Senior Secured Debtor-in-Possession Credit and Security Agreement dated as of July 11, 2014 among Crumbs Bake Shop, Inc., its listed Subsidiaries and Lemonis Fischer Acquisition Company, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRUMBS BAKE SHOP, INC.

Dated: July 21, 2014	By:	/s/ Edward M. Slezak
Edward M. Slezak
Chief Executive Officer and General Counsel